Exhibit 10.1 MVB FINANCIAL CORP. RESTRICTED STOCK UNIT GRANT NOTICE 2013 STOCK INCENTIVE PLAN (AMENDED) MVB Financial Corp. (the “Company”) hereby awards to Participant the number of restricted stock units (“RSUs”) set forth below (the “Award”). The Award is subject to all the terms and conditions as set forth in this Notice, the MVB Financial Corp. 2013 Stock Incentive Plan (Amended) (the “Plan”) and the Restricted Stock Unit Agreement (the “Award Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Award Agreement will have the same definitions as in the Plan or the Award Agreement. In the event of any conflict between the terms of the Award and the Plan, the terms of the Plan will control. Participant Name: Date of Grant: Vesting Commencement Date: Vesting Date/Schedule As set forth on Exhibit A Number of RSUs: Vesting Schedule: The Award vests as of the Vesting Date, subject to Participant’s Continuous Service with the Company through each such vesting date. Each installment of RSUs that vests hereunder is a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2). Issuance Schedule: Subject to any change on a Capitalization Adjustment, one share of Common Stock will be issued for each RSU which vests at the time set forth above. Right of First Refusal: Right of First Refusal: Yes: ☐ No: ☐ Payable in: Stock Only: ☐ Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Award Agreement, the Plan and the stock plan prospectus for this Plan. As of the Date of Grant, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Award and supersede all prior oral and written agreements on the terms of the Award, with the exception, if applicable, of (i) the written employment agreement or offer letter agreement entered into between the Company and Participant specifying the terms that should govern this Award, and (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law. By accepting this Award, you consent to receive Plan documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. MVB FINANCIAL CORP. PARTICIPANT: By: Signature Signature Title: Date: Date: ATTACHMENTS: Award Agreement, 2013 Stock Incentive Plan (Amended) 1 Rev 5.20.2019

Exhibit 10.1 MVB FINANCIAL CORP. RESTRICTED STOCK UNIT GRANT NOTICE RESTRICTED STOCK UNIT AGREEMENT Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Agreement”) and in consideration of your services, MVB Financial Corp. (the “Company”) has awarded you a Restricted Stock Unit award (the “Award”) under its 2013 Stock Incentive Plan (Amended) (the “Plan”) for the number of Restricted Stock Units indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan. In the event of any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control. The details of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows. 1. GRANT OF THE AWARD. This Award represents your right to be issued on a future date one share of the Company’s Common Stock for each Restricted Stock Unit that vests. 2. VESTING. (a) Your Restricted Stock Units will vest as provided in the Grant Notice. Vesting will cease upon the termination of your continued and unbroken service as a full-time employee of the Company subject to vacations, holidays, and other leave periods as provided by the Company for its employees or as provided by law (“Continuous Service”). Any Restricted Stock Units that have not yet vested will be forfeited on the termination of your Continuous Service. (b) In the event of termination of your employment in connection with a Change in Control (as set forth below), your Award of RSUs shall immediately vest upon such termination. Termination of your employment shall be in connection with a Change in Control only if termination occurs within twelve (12) months following a Change in Control and either (i) your employment is terminated by the Company other than for Cause, or (ii) your employment is voluntarily terminated by you for Good Reason. For purposes of this Award, “Good Reason” means your resignation of your employment with the Company as a result of one or more of the following reasons: (i) the Company materially reduces the amount of your base salary or the benefits provided to you by the Company, (ii) the Company materially diminishes your authority, duties, or responsibilities, or (iii) the Company requires you that your principal place of work will be relocated by a distance of 50 miles or more; provided that you must deliver to the Company written notice of your resignation for Good Reason no later than 90 days after the occurrence of any such event in order for your resignation with Good Reason to be effective hereunder, such resignation will not be effective until the 30th day following receipt of such written notice by the Company and such resignation shall not be deemed to be for Good Reason hereunder unless the circumstance giving rise to your Good Reason remains uncured at the end of such 30-day period. With respect to any performance based RSU Award, such as a TSR-Vested RSU or an ROA-Vested RSU, accelerated vesting upon termination of employment in connection with a Change of Control shall be limited to the Target Number of RSUs. The Target Number of RSUs shall mean the RSUs that would have vested had performance of the relevant vesting conditions at the end of the vesting period been at the same level of performance that existed on the date of the Change in Control. 3. NUMBER OF RESTRICTED STOCK UNITS & SHARES OF COMMON STOCK. (a) The Restricted Stock Units subject to your Award will be adjusted for capitalization changes, as provided in the Plan. (b) Any additional Restricted Stock Units and any shares, cash or other property that become subject to the Award pursuant to this Section 3 will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units and shares covered by your Award. 2 Rev 5.20.2019

Exhibit 10.1 (c) No fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. Any fraction of a share will be rounded down to the nearest whole share. 4. SECURITIES LAW COMPLIANCE. You will not be issued any Common Stock underlying the Restricted Stock Units or other shares with respect to your Restricted Stock Units unless either (i) the shares are registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award also must comply with other applicable laws and regulations governing the Award, and you will not receive shares underlying your Restricted Stock Units if the Company determines that such receipt would not be in material compliance with such laws and regulations. 5. TRANSFERABILITY. Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of any portion of the Restricted Stock Units or the shares in respect of your Restricted Stock Units. This restriction on transfer will lapse upon delivery to you of shares in respect of your vested Restricted Stock Units. (a) Death. Your Restricted Stock Units are not transferable other than by will and by the laws of descent and distribution. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect transactions under the Plan, designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock or other consideration to which you were entitled at the time of your death pursuant to this Agreement. In the absence of such a designation, your executor or administrator of your estate will be entitled to receive, on behalf of your estate, such Common Stock or other consideration. (b) Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration under your Restricted Stock Units, pursuant to the terms of a domestic relations order or official marital settlement agreement that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss with the Company’s General Counsel the proposed terms of any such transfer prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement. The Company is not obligated to allow you to transfer your Award in connection with your domestic relations order or marital settlement agreement. 6. DATE OF ISSUANCE. (a) The issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulation Section 1.409A-1(b)(4) and will be construed and administered in such a manner. (b) Subject to the satisfaction of the withholding obligations set forth in Section 10 of this Agreement, in the event one or more Restricted Stock Units vests, the Company will issue to you, on the applicable vesting date, one share of Common Stock for each Restricted Stock Unit that vests and such issuance date is referred to as the “Original Issuance Date.” If the Original Issuance Date falls on a date that is not a business day, delivery will instead occur on the next following business day. However, if (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established Company-approved 10b5-1 trading plan), and (ii) the Company elects, prior to the Original Issuance Date, (1) not to satisfy the Withholding Taxes described in Section 10 by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award, (2) not to permit you to enter into a “same day sale” commitment with a broker-dealer pursuant to Section 10 of this Agreement (including but not limited to a commitment under a previously established Company-approved 10b5-1 trading plan) and (3) not to permit you to pay your Withholding Taxes in cash, then the shares that would otherwise be issued to you on the Original Issuance 3 Rev 5.20.2019

Exhibit 10.1 Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulation Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulation Section 1.409A-1(d). 7. DIVIDENDS. Dividends and other distributions with respect to RSU’s will be withheld by the Company and credited to your RSU Account; provided that any dividends or other distributions shall vest only if and to the extent that the underlying RSU Award vests, as determined by the Committee. Any dividends or distributions so withheld by the Committee and attributable to any particular share of an RSU Award shall be subject to the same restrictions on transferability as the shares of the RSU Award with respect to which they were paid, and, if such RSU’s are forfeited, you shall have no right to such dividends or distributions. 8. RESTRICTIVE LEGENDS. The Common Stock issued with respect to your Restricted Stock Units will be endorsed with appropriate legends determined by the Company. Shares of stock issued by the Company hereunder may, at the discretion of the Committee, be issued subject to a right of first refusal on the part of the Company to purchase such shares in the event you, or your heirs, successors, executors, administrators, or assigns should ever desire to sell, transfer, assign, pledge, or otherwise dispose of such shares, in whole or in part (“a Disposition”). In any such event, the you or such heir, executor, administrator, or assign (a “Disposing Participant”) shall notify the Company of such desire and the Company shall have, for a period of thirty (30) days following receipt of such notice, the right and option to purchase such shares upon the same terms and conditions and at the same price as the Disposing Participant proposes to dispose of such shares. If the Company desires to exercise its right and option, it shall so notify the Disposing Participant of such desire within said thirty (30) day period. In the event the proposed Disposition is for consideration other than cash, and the Company and the Disposing Participant cannot agree on the cash equivalent to be paid by the Company to the Disposing Participant, the Disposing Participant may dispose of the shares, but the shares shall remain subject to Company’s right of first refusal until such time as they are proposed to be disposed of for cash and the Company elects not to exercise its right of first refusal. Shares subject to a right of first refusal shall contain the following legend: THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL HELD BY MVB FINANCIAL CORP. PURSUANT TO MVB FINANCIAL CORP. 2013 STOCK INCENTIVE PLAN. A COPY OF MVB FINANCIAL CORP. 2013 STOCK INCENTIVE PLAN IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE BANK. 9. AWARD NOT A SERVICE CONTRACT. Your Continuous Service is not for any specified term and may be terminated by you or by the Company or an affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Agreement (including, but not limited to, the vesting of your Restricted Stock Units or the issuance of the shares subject to your Restricted Stock Units), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan shall: (i) confer upon you any right to continue in the employ or service of, or affiliation with, the Company or an affiliate; (ii) constitute any promise or commitment by the Company or an affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have. 10. WITHHOLDING OBLIGATIONS. (a) On each vesting date, and on or before the time you receive a distribution of the shares underlying your Restricted Stock Units, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you agree to make adequate provision for any sums required to satisfy the federal, 4 Rev 5.20.2019

Exhibit 10.1 state, local and foreign tax withholding obligations of the Company or any affiliate that arise in connection with your Award (the “Withholding Taxes”). Specifically, the Company or an affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an affiliate; (ii) causing you to tender a cash payment; (iii) permitting or requiring you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Restricted Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or its affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with your Restricted Stock Units with a Fair Market Value (measured as of the date shares of Common Stock are issued to you) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income. (b) Unless the Withholding Taxes of the Company and/or any affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock. (c) In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount. 11. UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of vested Restricted Stock Units, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person. 12. NON-SOLICITATION; NON-INTERFERENCE. You hereby agree that, during the term of employment with the Company or any affiliate and for a one-year period following the termination of such employment (collectively, the “Restricted Period”), you will not, directly or indirectly, solicit business from any person, firm, corporation or other entity which was a customer or supplier of Company or any affiliate during the term of your employment, or from any successor in interest in any such person, firm, corporation or other entity for the purpose of securing business or contracts related to the business of the Company and its affiliates. During the Restricted Period, you shall not directly or indirectly, as employee, agent, consultant, stockholder, director, co-partner or in any other individual or representative capacity: (a) engage, recruit or solicit for employment or engagement, any person who is or becomes employed or engaged by Company or any of its affiliates during the Restricted Period, or otherwise seek to influence or alter any such person’s relationship with the Company or any of its affiliates, or (b) solicit or encourage any present or future customer or supplier of Company to terminate or otherwise alter his, her or its relationship with Company. You acknowledge that the provisions of this section are reasonable and will not cause you undue economic hardship. 13. OTHER DOCUMENTS. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time. 14. NOTICES. Any notices provided for in this Agreement or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the last 5 Rev 5.20.2019

Exhibit 10.1 address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. 15. MISCELLANEOUS. (a) The rights and privileges granted pursuant to this Agreement may not be transferred or assigned by any person other than the Employee, except as provided in the Plan. If any rights and obligations of the Company under your Award are transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of and be enforceable by the Company’s successors and assigns. (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award. (c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award, and fully understand all provisions of your Award. (d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. (e) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company. 16. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided in this Agreement, in the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan will control. In addition, your Award (and any compensation paid, or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. 17. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 18. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating the Employee’s benefits under any employee benefit plan sponsored by the Company or any affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any affiliate’s employee benefit plans. 19. AMENDMENT. Any amendment to this Agreement must be in writing, signed by a duly authorized representative of the Company. The Board reserves the right to amend this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, interpretation, ruling, or judicial decision. 6 Rev 5.20.2019

Exhibit 10.1 20. COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4). However, if this Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and therefore deemed to be deferred compensation subject to, Section 409A of the Code, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled dates and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2). 21. NO OBLIGATION TO MINIMIZE TAXES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so. * * * This Restricted Stock Unit Agreement will be deemed to be signed by you upon the signing by you of the Restricted Stock Unit Grant Notice to which it is attached. 7 Rev 5.20.2019

Exhibit A MVB FINANCIAL CORP. RSU VESTING SCHEDULE PROGRAM ELEMENT NUMBER OF RSU’S VESTING Time-Vested RSU’s 100% 5-year graded vesting schedule: 20% per year of continuous service. TSR-Vested RSU’s , If Total Shareholder Return (“TSR”) for the Company 100% on the 3rd Anniversary meets the 50th percentile of the Peer Group as defined by of the Commencement Date, if the Company during the entire 3-year vesting period. If and to the extent TSR goals are TSR exceeds the 50th percentile of the Peer Group, but is met. less than 75th percentile, the number of shares of common stock awarded upon vesting will be calculated on a prorated basis. If TSR is below the 50th percentile, no award will be granted. , If TSR for the Company meets or exceeds the 75th percentile of the Peer Group during the entire 3-year vesting period, then the number of shares of common stock awarded upon vesting will equal 150% of one share of common stock. ROA-Vested RSU’s , If the Return on Assets (“ROA”) in the third year of the 100% on the 3rd Anniversary of three-year vesting period is equal to 1.0%. If ROA exceeds the Commencement Date if 1.0%, but is less than 1.15%, the number of shares of and to the extent ROA goals common stock awarded upon vesting will be calculated on are met. a prorated basis. If ROA is below 1.0%, no award will be granted. , If the ROA in the third year of the three-year vesting period is equal to or greater than 1.15%, the number of shares of common stock awarded upon vesting will equal 150% of one share of common stock.